UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of the Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event report) December 28, 2001

                         NUTEK, INC.
   (Exact name of registrant as specified in its chapter)


     Nevada             0-29087             87-0374623
 (State or other      (Commission          (IRS Employer
 jurisdiction of      File Number)      Identification No.)
 incorporation)

 1110 Mary Crest Road, Henderson, NV            89014
   (Address of principal executive           (Zip Code)
               offices)

Registrant's telephone number,           (702) 567-2613
including area code:

                       Not Applicable
   (Former name or former address, if changed since last
                          report.)

ITEM 4. Changes in Registrant's Certifying Accountant

(a)  Information required by Item 304 (a)(1) of Regulation S-K

On December 27, 2001, Nutek, Inc. (the Company) determined to change the Company's independent accountants, and, accordingly, ended the engagement of Healey & Shron, Certified Public Accountants, in that role and retained
Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ending December 31, 2001. The Audit
Committee of the Board of Directors (the "Audit Committee") and the Board of Directors of the Company approved the decision to change independent accountants.

During the period of August 6, 2001 through December 27,
2001, there were no disagreements with Healey & Shron, Certified Public Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Healy & Shron's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.
Additionally, Form 8-K filed on August 7, 2001, indicates the Company ended the engagement of James E. Slayton, Certified Public Accountant. Neither of the reports of James E. Slayton, CPA for the


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period ending December 31, 2000 contain an adverse opinion
or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope, or accounting principles. During the audited period ending December 31, 2000 and the subsequent interim period through August 6, 2001, there were no disagreements with James E. Slayton, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused him to make reference to the subject matter of the disagreements in connection with his report.


(b)  Information required by Item 304(a)(2) of Regulation S-K

Effective December 27, 2001, the Company has engaged Chavez & Koch, CPA's, Ltd. as its independent accountants for the fiscal year ended December 31, 2001. During the most recent two fiscal years and during the portion of 2001 preceding the Board's decision, neither the Company nor anyone engaged on its behalf has consulted with Chavez & Koch, CPA's, Ltd. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has furnished Healey & Shron, Certified Public
Accountant's with a copy of the disclosures under this Item
4 and has requested that Healey & Shron, CPA's provide it with a letter addressed to the SEC stating whether or not they agree with the above statements. A copy of the letter from Healey & Shron, CPA's has been filed as an exhibit.

ITEM 7. EXHIBITS

Exhibit 16. Letter from Healey & Shron, CPA's to the Securities and Exchange Commission.


                         SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  December 28, 2001


                         Nutek, Inc.



               By: /s/Murray Conradie
                 ---------------------------
                 Murray Conradie, President



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